Disaggregation of Revenue	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Disaggregation of Revenue	Disaggregation of Revenue
Revenue disaggregated by customer profile is as follows:

	Year ended
	December 31, 2021	December 31, 2020	December 31, 2019
	(in thousands)
Top client	$441,173	$337,904	$350,287
Clients 2-5	1,291,946	754,906	704,963
Clients 6-10	752,325	350,865	347,832
Clients 11-25	1,077,073	501,643	529,713
Other	1,918,309	851,970	873,044
Total	$5,480,826	$2,797,288	$2,805,839
Our customers have similar profiles and economic characteristics, and therefore have similar degrees of risk and growth opportunities.Accounts receivable, unbilled revenue (contract assets) and unearned revenue or payments on account (contract liabilities)
Accounts receivable and unbilled revenue are as follows:

	December 31, 2021	December 31, 2020
	(in thousands)
Billed services (accounts receivable)	$1,349,851	$722,420
Allowance for credit losses (note 19)	(7,081)	(7,149)
Accounts receivable (net)	1,342,770	715,271
Unbilled services (unbilled revenue)	$623,121	$428,684
Accounts receivable and unbilled revenue, net	$1,965,891	$1,143,955

Unbilled services and unearned revenue or payments on account (contract assets and liabilities) were as follows:

(in thousands, except percentages)	December 31, 2021	December 31, 2020	$ Change	% Change

Unbilled services (unbilled revenue)	$623,121	$428,684	$194,437	45.4%
Unearned revenue (payments on account)	(1,323,961)	(660,883)	(663,078)	100.3%
Net balance	$(700,840)	$(232,199)	$(468,641)	(201.8)%

Timing may differ between the satisfaction of performance obligations and the invoicing and collection of amounts related to our contracts with customers. We record assets for amounts related to performance obligations that are satisfied but not yet billed and/or collected. These assets are recorded as unbilled revenue and therefore contract assets rather than accounts receivables when receipt of the consideration is conditional on something other than the passage of time. Liabilities are recorded for amounts that are collected in advance of the satisfaction of performance obligations or billed in advance of the revenue being earned.
Unbilled services/revenue balances arise where invoicing or billing is based on the timing of agreed milestones related to service contracts for clinical research. Contractual billing arrangements in respect of certain reimbursable expenses (principally investigators) require billing by the investigator to the Company prior to billing by the Company to the customer. As there is no contractual right of set-off between unbilled services (contract assets) and unearned revenue (contract liabilities), each are separately presented gross on the Consolidated Balance Sheet.

The Company is the contract principal in respect of both direct services and in the use of third parties (principally investigator services) that support a clinical trial. The progress towards completion for clinical service contracts is measured based on total project costs (including reimbursable costs). Amounts owed to investigators and others in respect of reimbursable expenses at December 31, 2021 and December 31, 2020 were $323.6 million and $138.2 million (see note 8 - Other liabilities).

Unbilled services as at December 31, 2021 increased by $194.4 million as compared to December 31, 2020. Unearned revenue increased by $663.1 million over the same period resulting in a increase of $468.6 million in the net balance of unbilled services and unearned revenue or payments on account between December 31, 2020 and December 31, 2021. These fluctuations are primarily due to the completion of the Merger on July 1, 2021 but are also partially due to timing of payments and invoicing related to the Group's clinical trial management contracts. Billings and payments are established by contractual provisions including predetermined payment schedules which may or may not correspond to the timing of the transfer of control of the Company's services under the contract. Unbilled services arise from long-term contract when a cost-based input method of revenue recognition is applied and revenue recognized exceeds the amount billed to the customer.

The credit loss expense recognized on the Group's receivables and unbilled services was $0.9 million and $2.9 million for the twelve months ended December 31, 2021 and 2020, respectively.
As of December 31, 2021 approximately $13.3 billion of revenue is expected to be recognized in the future in respect of unsatisfied performance obligations. The Company expects to recognize revenue on approximately 48% of the unrealized performance obligation over the next twelve months, with the remainder recognized thereafter over the duration of the customer contracts.